UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2005

Fortune Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Tower Parkway

Lincolnshire, IL 60069

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events.

On May 18, 2005, Fortune Brands, Inc. (“Fortune Brands”) and General Binding Corporation (“GBC”) issued a press release announcing that the waiting period for the U.S. Federal Trade Commission to review the proposed spin-off of Fortune Brands’ ACCO World Corporation office products unit and the subsequent merger of ACCO and GBC, as required under the Hart-Scott-Rodino Antitrust Improvements Act, has expired and that the proposed transaction is expected to be completed later this summer. The press release also announced that ACCO’s registration statement on Form S-4 for the transaction was filed with the Securities and Exchange Commission on May 13, 2005.

A copy of the joint press release is included herein as Exhibit 99 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

99	Joint press release of Fortune Brands and GBC dated May 18, 2005.

(Page 2 of 4 Pages)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS, INC. (Registrant)

By	/s/ Mark A. Roche
Name: Mark A. Roche Title: Senior Vice President, General Counsel and Secretary

Date: May 18, 2005

(Page 3 of 4 Pages)

EXHIBIT INDEX

Exhibit Number	Description

99	Joint press release of Fortune Brands and GBC dated May 18, 2005.

(Page 4 of 4 Pages)